A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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Exhibit 10.228

November 20, 2009

Mr. Jeff Cerefice
DTG Operations, Inc.(“DTG”)
5330 E. 31st Street
Tulsa, OK  74135

Dear Mr. Cerefice

This letter will confirm the agreement (“Agreement”) reached between DTG Operations, Inc. (“DTG”) and General Motors LLC (“GM”) regarding DTG’s purchase or lease of 2010 model GM vehicles.  The details of this Agreement are as follows:

1.
DTG will purchase or lease from GM dealers of their choice a minimum quantity of 2010 model GM vehicles under the terms and conditions of GM’s 2010 Model Year National Fleet Risk Purchase Program (refer Attachment 5).  The agreed mix of units is detailed in Attachment 6.

2.	In exchange for this Agreement to purchase the number of units and in a mix satisfactory to GM, as described in Attachment 6, GM and DTG agree to the following:

a.
GM will provide a per unit base incentive to DTG which is detailed in Attachment 6 and outlined  under the terms and conditions of GM’s 2010 Model Year National Fleet Risk Purchase Program.  These incentives are in lieu of other retail and fleet incentives. Payment of these amounts will be made upon submission of such vehicles in accordance with Paragraph 5.

b.	Vehicles purchased under the 2010 Model Year National Fleet Risk Purchase Program by DTG must be ordered with VX7 and C1W under GM FAN 804887. This will not be eligible for retail sale incentives.

c.	All other terms and conditions of GM’s published 2010 Model Year National Fleet Risk Purchase Program remain unchanged.

3.
GM agrees to offer DTG a 2010 Model Year volume bonus payment of $*** per unit for all 2010 Model Year units listed in Attachment 6.  A minimum of *** 2010 Model Year units must be entered into VOMS no later than April 17, 2010.  This bonus is payable in *** per the terms set forth in Paragraph 5 with the exception of a monthly RIMS transmission.

The model year bonus payment does not apply to the *** units purchased by DTG under the 2010 Model Year *** Spot Buy outlined in Paragraph 4.  Any volume purchased under the Spot Buy Program will not count towards minimum volume requirement for obtaining the model year bonus.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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4.
 GM will offer DTG *** 2010 Model Year *** under the Spot Buy Program. The Spot Buy Program will follow the terms and conditions of the 2010 Model Year National Fleet Risk Purchase Program (refer Attachment 5).   GM will pay DTG a Spot Buy Bonus per unit in addition to the base incentives as outlined in Attachment 6.  DTG will receive payment for base incentives in accordance with paragraph 5.  ***

5.
GM will pay to DTG the per unit incentive described in Attachment 6 on the fourth Thursday of the month following delivery of the unit provided GM is in receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) for that unit by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.

This electronic media transmission must include VIN numbers on the portion of the minimum quantity agreed to in Attachment 6, delivered in the preceding month, and not covered in previous payments.  Application for this incentive must be made no later than December 31, 2010.  A complete schedule of due dates and payment dates is detailed in Attachment 10.

It is understood that payments of the per unit amount due to DTG are based upon achieving the agreed to purchase volume requirements referenced in paragraph 1.  The agreed to volume and mix requirements in paragraph 1 are subject to adjustments with GM prior approval.  Should GM agree to an adjustment, changes will be reflected on a quarterly basis and a revised Attachment 6 will be updated and signed by both parties.

Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained by DTG.  Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through open account the following month at GM discretion.

6.
All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties when the exact circumstances faced by both parties are known at the time of vehicle delivery.  It is understood that these adjustments may require DTG to purchase a comparably priced mix of product.

In the event that either party cannot fulfill any terms of this Agreement due to events, beyond its control, such as acts of God, labor disputes, and severe economic downturns the parties will enter negotiations with the intent of allowing both to continue business without substantial penalty.

DTG may make product substitutions upon mutual agreement of the parties provided that in the sole opinion of GM the product substitution will neither adverselyaffect production schedules or GM’s profits.  Any such product substitution shall not reduce the volume of units purchased by DTG or change the amount of the payment.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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In the event the DTG chooses to cancel any order placed through its respective dealers, at event code 3000, GM has the right to assess a penalty of $*** per vehicle to be paid to GM upon demand.  If vehicle is cancelled because GM cannot build and ship this vehicle within 30 days of original production request, it can be cancelled without penalty.

7.
DTG agrees to retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program.  DTG agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records DTG is to maintain under this Agreement.  DTG agrees to make such accounts and records readily available at its facilities during regular business hours.  GM agrees to furnish DTG with a list of any reproduced records.

8.	Selected General Motors vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer Attachment 8.

This agreement is confidential and proprietary to GM and is intended for the sole use by GM and DTG.  Failure to maintain confidentiality of the terms of this agreement may result in loss of Fleet Authorization privileges with regard to future purchases.

This letter represents the sole agreement, regarding the subjects herein, between DTG and GM and can be modified only in a writing executed by an authorized representative of each of the parties.

This agreement shall in all respects be interpreted, enforced and governed under the laws of the state of Michigan, without regard to the conflicts of law and principles thereof.

On behalf of General Motors LLC, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

Jim Campbell
General Manager
Fleet & Commercial Operations

_______________________________                         Date:  12-15-09
Acknowledged and Agreed

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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By _________________________
Jeffrey A. Cerefice, Vice President
DTG Operations, Inc. (“DTG”)

Attachments Key

Attachment 1                                           N/A

Attachment 2                                           N/A

Attachment 3                                           N/A

Attachment 4                                           N/A

Attachment 5                                           2009 MY Risk VX7 – National Fleet Risk Purchase Program Guidelines

Attachment 6                                           VX7 Program Volume and Incentives

Attachment 7                                           N/A

Attachment 8                                           OnStar

Attachment 9                                           N/A

Attachment 10                                        Calendar of Matrix Submission and Payment Dates

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Attachment 5

GENERAL MOTORS LLC
2010MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2010 Model Year National Fleet Risk Purchase Program for Daily Rental Operators
Program Code: VX7
Program No. 05-10VX7-3

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified long-term daily rental fleet customers, allowances on select 2010 model year General Motors vehicles sold and delivered to qualified long-term daily rental customers/users.

A qualified long-term daily rental fleet customer/user is defined as any company that purchases and registers or leases five (5) or more new cars and/or trucks for use in its operations during the current or preceding model or calendar year or preceding twelve (12) month period or that owns or leases fifteen (15) or more cars and/or trucks for use in its operations.

A qualified long-term daily rental fleet customer/user must have a General Motors Fleet Account Number (GM FAN) to be eligible for any General Motors fleet incentive.

The qualified long-term daily rental fleet user must be the customer who purchases the vehicle directly from the General Motors dealer and who meets the 7 month in-service requirement.

This program contains the following attachments:

Attachment 5A:	Required Minimum Equipment Levels

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:	Opening of 2010 model year ordering system
Program End Date:	When Dealers are notified that 2010 model year fleet orders are no longer being accepted by General Motors
In-service Period:
Minimum seven (7) months.  If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, or water damage, etc., and documentation is available to support the condition, this provision will be waived.

4.	ELIGIBLE MODELS/ALLOWANCES /REQUIRED OPTIONS/ORDER CRITERIA/OTHER REQUIREMENTS/CHARGEBACK CRITERIA:

Eligible Models/Allowances:

Units ordered with option VX7 received order date price protection (PRP) and an invoice credit of $ per unit listed below.

2 of 5
Attachment 5
$ Per unit – All GM Models - $0.00

Any GM model not specifically noted above is not eligible for this incentive (VX7).

Required Options/Order Criteria:

Vehicle purchased under the 2010 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer identifier as stated in the contractual agreement and will not be eligible for retail sale incentives.

Option - VX7
Order Type – FDR (Fleet Daily Rental)

Vehicles ordered under the VX7 program are not eligible for the retail alternative program. VX7 program incentive amounts are available exclusively to the ultimate daily rental fleet customer.

Eligible vehicles under the VX7 program are required to comply with minimum factory installed equipment levels specified (see “2010 MY VX7 Minimum Equipment File” – Attachment 5A).

Other Requirements/Chargeback Criteria:

All moneys paid that do not meet the program requirements will be charged back.  General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back.

5.	METHOD OF APPLICATION/FINAL DATE FOR SUBMISSION OF APPLICATION & RESOLUTION OF REJECTS:

Method of Application:	Order Option VX7
Final Date for Submission of Application/Resolution of Rejects:	December 31, 2010

6.	INCENTIVE CODE/METHOD OF PAYMENT:

Incentive Code:	VX7
Method of Payment:	Invoice Credit

7.	DELIVERY REPORTING/COMPATIBLE INCENTIVE & ALLOWANCE PROGRAMS FOR FLEET CUSTOMERS (GM FAN HOLDERS):

Delivery Reporting:

Vehicles delivered to fleet customers must be reported with one of the following delivery types under this program.  All deliveries to customers with a valid GM fleet account number must be reported as fleet deliveries, regardless of order type.

Del Type Description – Fleet Sales
Type – 020 Daily Rental

Compatible Incentive & Allowance Programs:

3 of 5
Attachment 5

Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program in question.  Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO
GENERAL
GM MOBILITY	(MOB/MOC/R8L)	N
SALESPERSON / SALES MGR. INCENTIVES		N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS		N
GM BUSINESS CARD	(UDB)	N
CONSUMER CASH		N
DEALER CASH		N
BONUS CASH		N
OPTION PACKAGE DISCOUNTS		N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7)	N
PRICE PROTECTION/NET INVOICE	(PRP)	Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3)	Y
INTRANSIT INTEREST CREDIT	(C4C)	Y

RENTAL
REPURCHASE	(VN9)	N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9)	N
RISK	(VX7)	X
GM DEALER RENT-A-CAR	(FKR/FKL)	N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS)	N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP)	N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE)	N
SMALL FLEET APR ALTERNATIVE	(XMC)	N
GM'S BUSINESS CUSTOMERS CHOICE		N
TRUCK STOCKING	(TSI)	N
MOTOR HOME INCENTIVE	(R7Y)	N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H)	N
RECREATIONAL VEHICLE INCENTIVE	(R6J)	N
DEMO - LIGHT DUTY DEALER	(DEM/DEE)	N
DEMO - LIGHT DUTY SVM	(DES)	N
SIERRA FLEET PEG	(R7F/FLS)	N
FLEET PREFERRED EQUIPMENT GROUPS		N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP)	N

8.	DELIVERY REPORTING/COMPATIBLE INCENTIVE & ALLOWANCE PROGRAMS FOR NON-FLEET CUSTOMERS (NON-GM FAN HOLDERS):

Not Applicable – Customer must be a GM FAN holder and use a fleet order type.

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Attachment 5
 9.           OTHER PROGRAM GUIDELINES:

A.	Delivery data is not required to receive the invoice credit but deliveries should be reported as soon as the delivery is made.

B.	Deliveries through secondary dealer codes are eligible.

C.	Customer rebate amount must be spelled out on Buyer’s order, and customer incentive acknowledgement and/or assignment form is not required.

D.
General Motors upfitted vehicles (except RV’s) are eligible provided the vehicle was purchased directly from GM or from another dealer in the United States and proved title to the vehicle was retained by the franchised dealer through the point of sale and delivery to the ultimate fleet customer.  Recreational vehicles are excluded.

E.	This incentive program is available exclusively to the ultimate daily rental fleet customer.

F.
A qualified fleet customer/user is defined as any company that purchases and registers or leases five (5) or more new cars and/preceding model or calendar year or preceding twelve (12) month period or that owns or leases fifteen (15) or more cars and/or trucks.

G.	The qualified daily rental fleet user must always be the customer who purchases the vehicle directly from the General Motors dealer and who meets the in-service requirement.

H.	Canceled fleet orders must be credited and rebilled as retail stock. You should contact your regional office.

I.
The qualified daily rental fleet customer hereby agrees that the vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and shall comply with such laws and regulations.

10.	GENERAL POLICY GUIDELINES:

A.
All General Motors general guidelines and definition of terms relative to incentive programs that were supplied to your dealership apply to this program.  Refer to GM dealer sales allowance and incentive manual.

B.
General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment.  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

C.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back to the dealer.

D.
Dealers must retain records to substantiate their claim to an incentive or allowance.  All applications which indicate assignment by the customer to the dealer of a customer incentive must be supported by appropriate documentation retained in the deal file.  If dealer records do not support the claim, the dealer will be charged the amount of allowance or incentive paid.

5 of 5
Attachment 5
E.
Any disputes between the customer and the dealer arising from misunderstandings or ambiguities regarding this program which cannot be resolved by referring to appropriate customer incentive acknowledgment and/or assignment form (sample copy displayed in GM dealer sales allowance and incentive manual), will result in the dealer incurring a debit if the payment has already been credited.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE FLEET ACTION CENTER AT 1-800-FLEET OP OR THE RETAIL SALES GROUP.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2010MY DTAG Risk Proposal
CONTRACTUAL VOLUME										REVISED	12/1/2009
Model	10MY Model Tag	10 MY Trim Level	Volume 2009CY Q4	Volume 2010CY	Trim Level (%)	Total Volume	Incentive	Spot Bonus	MY Bonus	Total Incentive	Total Ext Incentive
			See Note	See Note				See Note	See Note
Aveo	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Cobalt	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Malibu	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

HHR	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***
***
Impala	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Camaro	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Equinox	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
			***	***	***	***				***	***

Suburban***	***	***	***	***		***			***	***	***
	***	***	***	***		***			***	***	***
	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
***Suburban units can be ordered at your discretion - Production ends Jun '10

			***	***	***	***				***	***

Tahoe	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Total/Average			***	***	***	***				***	***

NOTES:
***
***
***
***
***
***

SPOT BUY VOLUME									950	REVISED	9/3/2009
Model	10MY Model Tag	10 MY Trim Level	Volume 2009CY Q4	Volume 2010CY	Trim Level (%)	Total Volume	Incentive	Spot Bonus	MY Bonus	Total Incentive	Total Ext Incentive
SPOT BUY									See Note
***	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Total/Average			***	***		***				***	***

NOTES:
***
***

DTG Acknowledged and Agreed			Date			General Motors Approved

Attachment 6

Attachment 8

EQUIPMENT & SERVICE NOTIFICATION

Equipment & Service Notification

New vehicles that include OnStar, and are ordered using a daily rental order-type, will be eligible for one year of OnStar commencing with the reported new vehicles delivery date.  Unless otherwise stipulated in an agreement between OnStar and the rental company, only OnStar Safe and Sound service levels will be available while any vehicle is in daily rental service.  For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor.  Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request.  OnStar equipped vehicles may have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery.

Daily rental accounts agree to include the following or other approved language in the rental contract to describe OnStar services that may be available”

"If my rental vehicle has active OnStar equipment, I authorize the provision of OnStar services, acknowledge the OnStar system limitations, and agree to the release of vehicle information as required by law.  Further details are available at OnStar.com or by contacting OnStar."